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                                                                   EXHIBIT 10.42



                     [FORM OF WRITTEN COMPENSATION CONTRACT]


September 9, 1998

_____________________________

_____________________________

_____________________________


Dear _____________:

As we discussed recently, you have indicated you would accept XXsys Technologies, Inc. freely trading common stock in payment for some or all of the amount currently owed to you by our Company. As of today, our records show that amount to be $___________.

Please fill out the information below to indicate the amount you are willing to accept in this alternate form of payment and return it to me at your earliest convenience. As soon as we have your signed consent, we will undertake the filing with the SEC of the S-8 Registration Statement required to register the necessary stock. Freely trading shares will be issued as soon as possible thereafter (normally about 4-6 weeks). The number of shares to be issued will be based on the market price on the day you receive your shares. If you have questions, please contact me.

Sincerely yours,



Gloria C.L. Ma, Ph.D.
Chairman



________________________________________________________________________________

Yes, I agree to accept freely trading company stock in exchange for _____% of the amount owed to me as specified above.

         Name:__________________________________________________________________
         Company:_______________________________________________________________
         Title:_________________________________________________________________
         Signature:_____________________________________________________________
         Date:__________________________________________________________________